Exhibit 99.1

PARK ELECTROCHEMICAL CORP.

2018 STOCK OPTION PLAN

1. Purpose of the Plan. This Park Electrochemical Corp. 2018 Stock Option Plan (herein called the "Plan") is designed to promote shareholder value by providing appropriate incentives to certain employees, including officers, of Park Electrochemical Corp., a New York corporation (the "Company"), and any of its present or future subsidiaries ("Subsidiaries"), and to offer an additional inducement in obtaining the services of employees, directors and consultants. The Plan provides for the grant of (i) incentive stock options ("Incentive Stock Options"), as contemplated by Section 422 of the Internal Revenue Code of 1986, as now in effect or later amended or superseded (the "Code"), which Options shall be subject to the tax treatment described in Section 421 of the Code, and (ii) non-qualified stock options ("Non-Qualified Stock Options" and, together with Incentive Stock Options, the “Options”).

The Plan supersedes and replaces the Park Electrochemical Corp 2002 Stock Option Plan, as amended (the “Prior Plan”), for options granted on or after the Effective Date (as hereinafter defined in Section 14) of this Plan. Options may not be granted under the Prior Plan beginning on the Effective Date, but the adoption and effectiveness of the Plan will not affect the terms or conditions of any outstanding options granted under the Prior Plan prior to the Effective Date, and the Prior Plan shall remain in effect with respect to all outstanding options granted under the Prior Plan until such options have been exercised, forfeited, canceled, expired or otherwise terminated in accordance with the terms of such options. At the Effective Date, none of the shares of Common Stock available under the Prior Plan shall be available under this Plan and none of the shares of Common Stock subject to outstanding options granted under the Prior Plan shall again become available for issuance under this Plan, whether upon the expiration, termination, cancellation or forfeiture of such options or otherwise.

2. Stock Subject to the Plan. Options may be granted under the Plan to purchase in the aggregate not more than 800,000 shares of Common Stock, par value $.10 per share, of the Company ("Common Stock"), which shares may, in the discretion of the board of directors of the Company (the “Board”), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company, and all of which are available for the grant of both Incentive Stock Options and Non-Qualified Stock Options. Subject to the provisions of Section 7 hereof, any shares of Common Stock subject to an Option which for any reason expires or is terminated unexercised as to such shares shall again become available for issuance under this Plan.

3. Administration of the Plan. The Plan shall be administered by the Board or such committee as the Board may establish or designate from time to time (the "Committee"). The Committee shall be composed of one or more members each of whom shall, unless otherwise determined by the Board, be "non-employee directors,” within the meaning of Rule 16b-3 (as amended or superseded) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Committee shall have such powers and authorities related to the administration of the Plan as are consistent with the governing documents of the Company and applicable law. If the Board does not establish or designate a Committee to administer the Plan, all references herein to the Committee shall be deemed to be references to the Board. In addition, all references in the Plan to the authority, determinations or actions of the Committee shall be deemed to include the authority, determinations and actions of the Board as well as the Committee, including the right of the Committee to send any determination or action to the Board for review, approval and/or ratification by the Board.

Subject to the express provisions of the Plan, the Committee shall have the authority, in its discretion, to (i) determine the individuals to receive Options (each an “Optionee”), (ii) determine the times when an Optionee shall receive an Option, (iii) determine the number of shares of Common Stock to be subject to each Option (except that no grants of Options may be made "in tandem,” i.e., where an exercise of one Option, in whole or in part, automatically results in the lapse of termination of another Option, in whole or in part), (iv) determine whether and to what extent Options shall be designated Incentive Stock Options or Non-Qualified Stock Options, (v) determine the amount of any required federal income tax or other withholding amount, (vi) determine the term of each Option, (vii) determine the date each Option shall become exercisable, (viii) determine whether an Option shall be exercisable in whole, in part or in installments, and if in installments, the number of shares subject to each installment, the date each installment shall become exercisable and the term of each installment, and whether to accelerate the date of exercise of any installment, (ix) amend, modify or supplement the terms of any Option that has been granted, (x) make any adjustments necessary or desirable as a result of the granting of Options to eligible individuals located outside the United States, (xi) determine the terms and conditions of each Option (including but not limited to, the Exercise Price (as hereinafter defined in Section 5), the nature and duration of any restriction or condition (or provision for the lapse thereof) relating to vesting (including performance conditions), exercise, transfer, suspension or forfeiture of an Option or the Common Stock subject thereto and the method or methods to be used for the same, and any terms or conditions that may be necessary to qualify as an Incentive Stock Option or to ensure exemption from or compliance with Section 409A of the Code, (xii) prescribe the form of the agreements evidencing Options granted under the Plan, (xiii) determine whether, to what extent, and under what circumstances, Options may be settled in cash, Common Stock, other securities or other property, and the method or methods by which Options may be settled, (xiv) permit or require the deferral of any gain attributable to the exercise of an Option into a deferred compensation arrangement, subject to compliance with Section 409A of the Code, where applicable, and such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, if any, including converting such interest or dividend equivalents into deferred Common Stock equivalents; provided, however, that notwithstanding the foregoing, no deferral shall be allowed if the deferral opportunity would subject any Option, which would otherwise be excluded from Section 409A of the Code, to the requirements of Section 409A of the Code, and (xv) include as a condition to the receipt, exercise or settlement of an Option and the timing thereof, certain corporate and individual performance conditions, where such conditions may consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria to be achieved during any performance period, and the length of such performance period; provided, that performance conditions may differ for Options granted to any one Optionee or different Optionees.

The Committee is authorized to interpret the Plan and the Options granted under the Plan and the agreements evidencing such Options, to establish, amend and rescind any rules relating to the Plan, and to make any other determinations which it deems necessary or desirable for the administration of the Plan; provided, that, notwithstanding the foregoing, no amendment, modification or supplement of any outstanding Option shall, without the consent of the Optionee, impair the Optionee’s rights under such outstanding Option, or subject any outstanding Option to the requirements of Section 409A of the Code that was exempt from such application as of the grant date. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option or any agreement evidencing an Option in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other action on behalf of the Committee with respect to Options granted or to be granted to Optionees.

No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done in good faith by such person, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for such person’s own willful misconduct or as expressly provided by applicable law. The Company shall indemnify and hold harmless each member of the Committee and each officer of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own willful misconduct or bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s governing documents, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Notwithstanding anything in the Plan to the contrary, an outstanding Option may not be amended to reduce the Exercise Price of such Option and an outstanding Option (with an Exercise Price greater than the Fair Market Value of a share of Common Stock) may not be cancelled in exchange for cash or another Option with an Exercise Price that is less than the Exercise Price of the original Option, in each case, without the prior approval of the Company's shareholders, provided that appropriate adjustments may be made to outstanding Options pursuant to Section 10 hereof.

The “grant date” for an Option under the Plan shall be the date on which the Committee approves a grant or such later date as may be specified by the Committee.

4. Eligibility. The Committee may, consistent with the purposes of the Plan, grant Options from time to time within ten (10) years from the Effective Date, to (i) certain employees, including officers and directors who are employees, of the Company or any Subsidiary, (ii) directors of the Company who are not employees of the Company or any Subsidiary and (iii) consultants rendering services to the Company or any Subsidiary, covering such number of shares of Common Stock as the Committee may determine and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan.

The aggregate Fair Market Value (determined as of grant date of the Option) of the shares of Common Stock with respect to which Incentive Stock Options may be granted under this Plan and any other incentive stock options satisfying the requirements of Section 422 of the Code granted under any other plan of the Company or any Subsidiary (as defined in Section 424(f) of the Code) or of its parent (as defined in Section 424(e) of the Code) which are exercisable for the first time by any particular Optionee during any calendar year shall not exceed $100,000 for such Optionee. In addition, no Incentive Stock Option may be granted under the Plan if such grant, together with any other applicable grant of Incentive Stock Options under the Plan and any other incentive stock options satisfying the requirements of the Code granted under any other plan of the Company or any Subsidiary (as defined in Section 424(f) of the Code) or of its parent (as defined in Section 424(e) of the Code), would exceed any other applicable maximum established under the Code for incentive stock options. If an Option granted under the Plan exceeds the foregoing limitations, such Option shall be deemed a Non-Qualified Stock Option to the extent it exceeds such limitations.

Notwithstanding anything in the Plan to the contrary, commencing in the Company's fiscal year ending March 3, 2019, no individual may, in any such fiscal year, receive Options relating to Common Stock which in the aggregate exceed the greater of (i) 50% of the total number of shares of Common Stock granted pursuant to the Plan in any such year or (ii) 100,000 shares of Common Stock. Further, notwithstanding anything in the Plan to the contrary, the aggregate Fair Market Value on the grant date (computed as of such grant date in accordance with applicable financial accounting rules) of all Options granted to any non-employee director of the Company during any single fiscal year shall not exceed $500,000; provided, however, that such limit shall not apply to any election of a non-employee director to receive an Option in lieu of all or a portion of any annual committee cash retainers or other similar cash-based payments.

5. Exercise Price. The exercise price of the Common Stock under each Option shall be determined by the Committee, but shall in no event be less than the Fair Market Value of the Common Stock at the grant date; provided, however, that if as of the grant date of an Incentive Stock Option, the grantee owns stock possessing more than 10% of the total combined voting power of all classes of the capital stock of the Company, of its present and future subsidiaries (as defined in Section 424(f) of the Code) or of a parent (as defined in Section 424(e) of the Code), the exercise price shall not be less than 110% of the Fair Market Value of the Common Stock as of the grant date (the “Exercise Price”).

“Fair Market Value” shall mean the reported closing price of the Common Stock on the New York Stock Exchange (or, if the Common Stock is not then listed on the New York Stock Exchange, on such other securities exchange on which the Common Stock may then be listed), on the date preceding the grant date, or if there is no reported sale of the Common Stock on that date, then on the last previous day on which such sale was reported; provided that, if the foregoing clause is inapplicable, Fair Market Value shall be determined by the Committee and provided that, with respect to Incentive Stock Options, if such method is inconsistent with any regulations applicable to such Options adopted by the U.S. Department of Treasury, then the Fair Market Value shall be determined by the Committee consistent with such regulations.

6. Term of Option/Vesting. The term of each Incentive Stock Option granted pursuant to the Plan shall be for a period not exceeding ten (10) years from the grant date; provided, however, that if, as of the grant date of an Incentive Stock Option, the grantee owns stock possessing more than 10% of the total combined voting power of all classes of the capital stock of the Company, of any of its present or future subsidiaries (as defined in Section 424(f) of the Code) or of a parent (as defined in Section 424(e) of the Code), the term of the Incentive Stock Option granted to such individual shall be for a period not exceeding five (5) years from the grant date. The term of each Non-Qualified Stock Option granted pursuant to the Plan shall be for a period not exceeding ten (10) years from the grant date. Options shall be subject to earlier termination as hereinafter provided.

Subject to Section 10(b) hereof, each Option shall have a minimum vesting period of one year from the grant date; provided that, Options with respect to 5% of the total Common Stock authorized to be issued under the Plan may have a vesting period of less than one year.

7. Exercise or Surrender of Option. (a) General. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office (as of the Effective Date, located at 48 South Service Road, Melville, NY 11747 ), identifying the Option being exercised, specifying the number of shares of Common Stock as to which such Option is being exercised and accompanied by payment in full of the aggregate Exercise Price therefor (i) in cash (including check, bank draft or money order, or wire or other transfer of funds to the Company), (ii) at the discretion of the Committee (including if provided in the applicable Stock Option Contract), in shares of Common Stock with a Fair Market Value equal to the Exercise Price or a combination of cash and shares of Common Stock which in the aggregate are equal in value to such Exercise Price, plus, in either case, any required federal income tax or other withholding amount or (iii) to the extent permitted by law and to the extent permitted by the Committee, in its sole discretion, may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a registered securities broker acceptable to the Company to sell shares of Common Stock and to deliver all or part of the sales proceeds to the Company in payment of the Exercise Price and any required federal income tax or other withholding amount. Certificates representing the shares of Common Stock purchased shall be issued as promptly as practicable thereafter, and, at the discretion of the Committee, such certificates may be issued in the name of the Optionee and another person jointly with the right of survivorship. The Optionee shall not have the right of a shareholder with respect to the shares of Common Stock covered by the Option until the date of issuance of a stock certificate to such Optionee for such shares or as evidenced by the appropriate entry on the books of the Company. In no case may a fraction of a share be purchased or issued under the Plan. For the avoidance of doubt, shares of Common Stock used to satisfy the payment of the Exercise Price or any required federal income tax or other withholding requirements, will not then be again available for issuance under the Plan for grants of Options.

(b) Surrender. (1) General Rule. The Committee may provide in the applicable Stock Option Contract that an Optionee may surrender such Option in whole or in part in lieu of the exercise in whole or in part of that Option on any date that:

(a) the Fair Market Value of the Common Stock subject to such Option exceeds the Exercise Price for such Common Stock; and

(b) the Option to purchase such Common Stock is otherwise exercisable.

(2) Procedure. The surrender of an Option in whole or in part shall be effected by the delivery of the Stock Option Contract to the Committee or to its delegate together with a statement signed by the holder of the Option which specifies the number of shares of Common Stock as to which the Optionee surrenders the Option and how the Optionee desires payment be made for such Common Stock surrendered in accordance with this Section 7(b)(2).

(3) Payment. In exchange for the Option surrendered in accordance with this Section 7(b)(3), the Optionee shall receive a payment in cash or in Common Stock, or in a combination of cash and Common Stock, equal in amount on the date such surrender is effected to the excess of the Fair Market Value of the Common Stock subject to such Option surrendered in accordance with this Section 7(b)(3) on such date over the Exercise Price for such Common Stock subject to such Option (reduced by any applicable federal income tax or other withholding amount). The Committee may approve or disapprove the request for payment by the Optionee in whole or in part in cash and may cause such payment to be made in cash or in such combination of cash and Common Stock as the Committee deems appropriate. A request for payment only in Common Stock shall be approved and made in Common Stock to the extent payment can be made in whole shares of Common Stock and, at the Committee's discretion, in cash in lieu of any fractional share of Common Stock.

8. Termination of Employment. Unless otherwise provided in connection with the grant of any Option, the applicable Stock Option Contract or an employment, consulting or severance agreement with the Company or any Subsidiary, (a) upon the termination of employment or service as a director or consultant of any Optionee, all Options held by such Optionee that have not previously become exercisable shall terminate on the date of such termination of employment or service, (b) any Optionee whose employment or whose service as a director or consultant has terminated for any reason other than death, or as set forth in (d) below, may exercise such Option, to the extent exercisable upon the date of such termination, at any time within three (3) months (or, for an Optionee terminated by reason of disability (as defined in Section 22(e)(3) of the Code), within one (1) year), after the date of termination, but in no event after the expiration of the term of the Option, (c) with respect to any Optionee whose employment or service as a director or consultant has terminated as a result of the Optionee’s death, the executor, administrator or such other person at such time entitled by law to such rights under such Option, may exercise such Option, to the extent exercisable upon the date of such termination, at any time within six (6) months after the date of termination, but in no event after the expiration of the term of the Option and (d) with respect to any Optionee whose employment or service as a director or consultant has terminated either (i) for Cause (as defined below), or (ii) without the consent of the Company, all Options (to the extent not previously exercised) held by such Optionee shall terminate immediately.

Options granted under the Plan shall not be affected by any change of employment (including duties or position) so long as the Optionee continues to be an employee of the Company or of any Subsidiary or of a corporation or its parent or subsidiary issuing or assuming an Option in a transaction to which Section 424(a) of the Code applies. In connection with the termination of employment or service as a director or consultant of any Optionee, the Committee may, in its discretion, determine to permit a longer period than that specified in this Section 8, the applicable Stock Option Contract or an applicable employment, consulting or severance agreement with the Company or any Subsidiary for the exercise of all or any part of such Option after such termination; provided, that, such period does not extend past the expiration of the term of such Option or is otherwise not permitted under Section 409A of the Code. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options and may reflect distinctions based on the reason for a termination of employment or service.

For the purpose of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to re-employment with the Company or any of its Subsidiaries is guaranteed either by applicable law or by contract. If the period of leave exceeds 90 days and the individual’s right to re-employment is not guaranteed by applicable law or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

Nothing in the Plan or in any Option shall confer on any person any right to continue in the employ or as a consultant of the Company or any Subsidiary, or as a director or consultant of the Company, or interfere in any way with any contractual or other right of the Company or any Subsidiary to terminate such relationship (or revise the compensation, position or duties of such person) at any time for any reason whatsoever. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described in this Plan, in the manner and under the conditions prescribed in this Plan, and to the extent that any Optionee or beneficiary acquires a right to receive payments from the Company pursuant to an Option, such right shall be not greater than the right of any unsecured creditor of the Company. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party or otherwise hold any amounts in trust or escrow for payment to any Optionee or beneficiary under the terms of the Plan.

"Cause", in connection with the termination of an Optionee, shall mean (i) "cause," as such term (or any similar term, such as "with cause") is defined in any employment, consulting, severance or other applicable agreement for services between the Company or any Subsidiary and such Optionee, or (ii) in the absence of such an agreement, "cause," as such term is defined in the Stock Option Contract executed by the Company and such Optionee pursuant to Section 9 hereof, or (iii) in the absence of both of the foregoing, (A) indictment of such Optionee for any illegal conduct, (B) failure of such Optionee to adequately perform any of the Optionee's duties and responsibilities in any capacity held with the Company or any Subsidiary (other than any such failure resulting solely from such Optionee's physical or mental incapacity), (C) the commission of any act or failure to act by such Optionee that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company or any Subsidiary or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, (D) any violation by such Optionee of any Company rule or policy, or (E) any violation by such Optionee of the requirements of any other contract or agreement between the Company or any Subsidiary and such Optionee or the Plan (as in effect from time to time); in each case, with respect to subsections (A) through (E), as determined by the Board or the Committee.

9. Stock Option Contracts. Each Option shall be evidenced by an appropriate Stock Option Contract which shall provide, among other things, (a) that in the event of the exercise of such Option, unless the Common Stock received upon exercise shall have been registered pursuant to an effective registration statement under the Securities Act of 1933, as amended, the individual acknowledges that such Common Stock may be "restricted securities" as defined in Rule 144 under such Act and agrees that such Common Stock may not be sold except in compliance with applicable provisions of such Act, and (b) that in the event of any disposition of the Common Stock acquired upon the exercise of an Incentive Stock Option within two (2) years from the grant date or one (1) year from the date of issuance of Common Stock (upon the exercise of such Option) to the Optionee, such Optionee will notify the Company thereof in writing within thirty (30) days after such disposition and will pay to the Company an amount necessary to satisfy any obligations the Company may have to withhold any taxes by reason of such disqualifying disposition.

10. Adjustments Upon Changes in Common Stock; Certain Other Changes.

(a) In the event the shares of Common Stock are changed into or exchanged for any other class or series of capital stock or cash or securities or other property pursuant to a recapitalization, reclassification, share split, reverse split, combination of shares, exchange of shares, share dividend or other extraordinary or special distribution, occurring after the Effective Date, the number shares of Common Stock for which grants of Options may be made under the Plan shall be adjusted proportionately and accordingly by the Board, whose determination shall be conclusive. In addition, the number shares of Common Stock for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in respect of Options shall not change the economic value of such unexercised Options, but shall include a corresponding proportionate adjustment in the Exercise Price. Notwithstanding the foregoing, in the event of any extraordinary or special distribution or dividend to shareholders of the Company but excluding a non-extraordinary or non-special dividend payable in cash or in shares of Common Stock, the Company may, in such manner as the Board, whose determination shall be conclusive, deems appropriate, adjust the number shares of Common Stock subject to the Option and/or the Exercise Price of such Option to reflect such distribution or dividend. Any adjustment under this Section 10 shall be made in a manner consistent with the requirements of Sections 409A and 424 of the Code and the regulations promulgated thereunder.

(b) The provisions of this Section 10(b) shall apply in the case of a Change of Control. If more specific terms are set forth in any separate plan document or agreement between the Company or any Subsidiary and an Optionee, such separate plan or document shall govern the treatment of Options.

(i)

Upon the occurrence of a Change of Control, and except with respect to any Option assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change of Control in a manner approved by the Committee or the Board, the Committee, in its sole discretion, or as otherwise set forth in a Stock Option Contract, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in connection with such Change of Control of any or all outstanding Options upon such conditions and to such extent as the Committee shall determine. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 422(d) of the Code, the excess Options shall be deemed to be Non-Qualified Stock Options.

(ii)

With respect to Options assumed by the surviving entity or otherwise equitably converted or substituted in connection with a Change of Control, if within one year after the effective date of a Change of Control, an Optionee’s employment or service is terminated without Cause or with Good Reason, then

a.	Any time-based vesting restrictions on outstanding Options shall lapse; and

b.

The payout opportunities attainable under all of such Optionee’s outstanding performance-based Options shall be earned based on actual performance through the end of the performance period, or if actual performance cannot be determined, at target level, and there shall be a payout to the Optionee within 30 days after the amount earned has been determined (unless a later date under Section 10(b)(iii) hereof is required) based on the length of time within the performance period that has lapsed prior to the date of termination.

To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 422(d) of the Code, the excess Options shall be deemed to be Non-Qualified Stock Options.

(iii)	No action shall be taken under this Section 10(b) which shall cause an Option to fail to be exempt from or comply with Section 409A of the Code or the treasury regulations thereunder.

For purposes of the foregoing, “Change of Control” shall mean: (i) any Person (as defined in Section 3(a)(9) of the Exchange Act, but excluding (1) the Company, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a Non-control Merger (as defined in clause (iii) below); or (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or (iii) there is consummated a merger or consolidation of the Company with any other corporation; other than a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board, the entity surviving such merger or consolidation or any parent thereof (a "Non-control Merger"); or (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board of the entity to which such assets are sold or disposed or any parent thereof.

For purposes of the foregoing, “Good Reason”, in connection with the termination of an Optionee, shall mean (i) “good reason,” as such term (or any similar term) is defined in any employment, consulting, severance or other applicable agreement for services between the Company or any Subsidiary and such Optionee, or (ii) in the absence of such agreement, “good reason,” as such term is defined in the Stock Option Contract executed by the Company and such Optionee pursuant to Section 9 hereof, or (iii) in the absence of both or the foregoing, a voluntary resignation within six (6) months after any of the following actions are taken by the Company or any of its Subsidiaries or affiliates without the Optionee’s consent: (A) a material diminution in the responsibilities or authority of the Optionee and which is materially inconsistent with the Optionee’s position other than (1) in connection with the termination of the Optionee’s employment or service for Cause, (2) temporarily while the Optionee is physically or mentally incapacitated or (3) as required by applicable law; (B) a material diminution in the annual base salary, bonus or fees to be paid to the Optionee (other than a general reduction that affects all similarly situated employees, directors or consultants of the Company in substantially the same proportions); or (C) a relocation of the Optionee's principal place of employment or service by more than 50 miles; provided, however, that none of the foregoing events shall constitute Good Reason unless the Optionee shall have notified the Company in writing describing the event(s) which constitute Good Reason within thirty (30) days of the Optionee’s knowledge of the event and then only if the Company shall have failed to cure such event(s) within thirty (30) days after the Company’s receipt of such written notice.

In addition, if a Change of Control constitutes a payment event with respect to any amount which constitutes or provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described herein with respect to such amount must also constitute a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A of the Code.

11. Amendments and Termination of the Plan. The Committee may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever, provided, however, that the requisite shareholder approval shall be required if and to the extent the Committee determines that such approval is appropriate or necessary for purposes of satisfying Section 422 of the Code or Rule 16b-3 under the Exchange Act or other applicable law or regulations of the New York Stock Exchange (or other securities exchange on which the Common Stock is then listed). Options may be granted under the Plan prior to the receipt of such shareholder approval, but each such grant shall be subject in its entirety to such approval and no Option may be exercised, vested or otherwise satisfied prior to the receipt of such approval. No suspension, termination, revision or amendment of the Plan shall, without the consent of the Optionee affected thereby, adversely affect such Optionee’s rights under such Option.

12. Non-Transferability of Options. No Option shall be transferable otherwise than by will or the laws of descent and distribution, and Options may be exercised, during the lifetime of the Optionee thereof, only by the Optionee.

If authorized in the applicable Stock Option Contract, an Optionee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Optionee, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which any one or more of these persons (or the Optionee) have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Optionee) control the management of assets, and any other entity in which one or more of these persons (or the Optionee) own more than fifty percent of the voting interests (the “Family Members”). For the purpose of this Section 12, a “not for value” transfer is a transfer which is (i) a gift to a trust for the benefit of the Optionee and/or one or more Family Members, or (ii) a transfer under a domestic relations order in settlement of marital property rights. Following a transfer under this Section 12, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except in accordance with this Section 12 or by will or the laws of descent and distribution. The events of termination of employment of Section 8 hereof shall continue to be applied with respect to the original Optionee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8 hereof.

13. Conditions of Exercise or Surrender. Each Option shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the Common Stock subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable, as a condition of, or in connection with, the granting of such Option or the issue or purchase of Common Stock thereunder, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

14. Effective Date and Term of Plan. The Plan shall become effective when adopted by the Board (the “Effective Date”), but the Plan (and any grants of Options made prior to shareholder approval of the Plan) shall be subject to the requisite approval of the shareholders of the Company. In the absence of such approval, such Options shall be null and void. Unless earlier terminated by the Committee, the right to grant Options under the Plan shall terminate on the tenth anniversary of the Effective Date. Options outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

15. Miscellaneous. (a) No Shareholder Rights. No Optionee shall have any rights as a shareholder of the Company as a result of the grant of an Option to the Optionee under this Plan or such Optionee’s exercise or surrender of such Option pending the actual issuance of shares of Common Stock subject to such Option to such Optionee.

(b) Withholding. The exercise or surrender of any Option granted under this Plan shall constitute the Optionee's full and complete consent to whatever action the Committee elects to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise or surrender.

(c) Dividends. In the event dividends or dividend equivalents are payable with respect to any Option under this Plan, no Stock Option Contract shall otherwise provide for payment of dividends or dividend equivalents on any Option or portion of an Option that is not vested.

(d) Captions. The use of captions in this Plan or any Stock Option Contract is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Stock Option Contract.

(e) Number and Gender. With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

(f) Severability. If any provision of this Plan or any Stock Option Contract shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions of the Plan or the Stock Option Contract, as applicable, shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16. Foreign Employees. In order to facilitate the making of any grant under this Plan, the Committee may provide for such special terms for grants to employees or other persons under this Plan who are foreign nationals or who are employed by the Company or any Subsidiary outside the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provision that is inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

17. Recoupment Policy. Notwithstanding any provision in this Plan, any Stock Option Contract or any employment, consulting or severance agreement with the Company or any Subsidiary, all Options under this Plan shall be subject to any compensation recoupment, other compensation recovery or clawback policy of the Company that may be applicable to any Optionee, as in effect from time to time, as approved by the Committee or the Board.

18. Section 409A.  This Plan and Options are intended to either be exempt from, or comply in form and operation with, the requirements of Section 409A of the Code, and the final regulations issued thereunder.  To the extent permitted by applicable Department of Treasury/Internal Revenue Service guidance, or law or regulation, the Company will take reasonable actions to reform this Plan and/or Option or any actions taken pursuant to the operation of this Plan if necessary to comply with Section 409A of the Code.  Notwithstanding the foregoing, in no event shall the Company or any Subsidiary, affiliates or representatives be liable to the Optionee for any additional tax, interest or penalty imposed upon, or other detriment suffered by, the Optionee under Section 409A of the Code or for any damage suffered by the Optionee for failure of this Plan and/or Option to comply with or be exempt from Section 409A of the Code.  In addition, for purposes of this Plan and Options, all references to “termination of employment” and correlative phrases shall be construed to require a “separation from service” (as defined in Section 1.409A-1(h) of the Treasury regulations after giving effect to the presumptions contained therein). Notwithstanding anything contained herein to the contrary, if the Optionee is a “specified employee” within the meaning of Section 409A of the Code, then to the extent required in order to avoid additional and/or accelerated taxation under Section 409A of the Code, if the Optionee becomes entitled to receive a payout in respect to such Optionee’s Options on account of the Optionee’s termination of employment as set forth in this Plan, such payout shall be paid on the earlier of (i) the first business day after the date that is six (6) months following the Optionee’s termination or (ii) the date of the Optionee’s death.

19. Section 280G. Notwithstanding any other provision of this Plan or any other agreement, contract or understanding entered into by an Optionee and the Company or any Subsidiary, except an agreement, contract or understanding hereinafter entered into that expressly modifies or excludes application of this paragraph, and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Optionee (including groups or classes of Optionees or beneficiaries of which the Optionee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Optionee, if the Optionee is a “disqualified individual,” as defined in Section 280G(c) of the Code and any payment or benefit (whether or not pursuant to this Plan) the Optionee would receive in connection with a Change of Control from the Company or otherwise (the “Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this paragraph, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then the Optionee shall receive the Payment that provides the greater after-tax benefit to the Optionee based on the following two alternatives: (A) payment in full of the entire amount of the Payment, or (B) payment of only a part of the Payment so that the Optionee receives the largest payment possible without the imposition of the Excise Tax (a “Reduced Payment”). In determining the Reduced Payment, the reduction in payments and/or benefits shall occur in the following order: (A) reduction of cash payments in the reverse chronological order in which otherwise payable; (B) cancellation of accelerated vesting of outstanding Options; and (C) reduction of other benefits paid to Optionee in the reverse chronological order in which otherwise payable. In the event that acceleration of compensation from outstanding Options is to be reduced, such acceleration of vesting shall be canceled in the reverse order of the grant date and, in the case of a particular grant, in the reverse chronological order in which the grant would otherwise vest.

20. Statute of Limitations. An Optionee or any other person filing a claim for benefits under this Plan must file a claim within one-year after the Optionee or other person knew or reasonably should have known of the principal facts on which the claim is based.

21. Governing Law. The validity and construction of this Plan and Stock Option Contracts shall be governed by the laws of the State of New York, without giving effect to any choice or conflicts of laws’ provisions or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

As adopted by the Board as of May 8, 2018, subject to approval by the shareholders of the Company as set forth in this Plan.

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